UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2011

Materion Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Materion Corporation (the "Company") held on May 4, 2011 (the "Annual Meeting), the shareholders of the Company approved and adopted the amendment and restatement of the Materion Corporation 2006 Stock Incentive Plan (the "Plan"), which, among other things, (i) increased the authorized number of shares available for issuance under the Plan to 2,050,000 shares of common stock, an increase of 800,000 shares, and (ii) changed the definition of the term "Change in Control" for awards granted on or after May 4, 2011 to increase the percentage of shares whose acquisition constitutes a Change in Control in certain circumstances from 20% to 30% for future awards under the Plan. The Amended and Restated Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated) is attached as Exhibit 10.1 to Item 9.01 of this Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2011, the Board of Directors of the Company approved an amendment to the Company's Amended and Restated Code of Regulations to reflect the name change from Brush Engineered Materials Inc. to Materion Corporation. The Amended and Restated Code of Regulations is attached as Exhibit 3.1 to Item 9.01 of this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the record date of the Annual Meeting, there were 20,643,536 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 18,268,514, or 88.5% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows (vote totals may not agree due to rounding of fractional shares):

1. The following individuals were nominated in 2011 to serve as directors until 2014. All nominees were elected. The results were as follows:
Joseph P. Keithley

Votes For: 14,566,901
Votes Withheld: 1,727,334
Broker Non-Votes: 1,974,279

N. Mohan Reddy

Votes For: 14,795,958
Votes Withheld: 1,498,276
Broker Non-Votes: 1,974,279

Craig S. Shular

Votes For: 14,753,839
Votes Withheld: 1,540,396
Broker Non-Votes: 1,974,279

2. Approval of the Materion Corporation 2006 Stock Incentive Plan (As Ameded and Restated as of May 4, 2011):

Votes For: 11,925,467
Votes Against: 3,886,970
Abstentions: 481,797
Broker Non-Votes: 1,974,279

3. Approval of the Materion Corporation 2006 Non-employee Director Equity Plan (As Amended and Restated as of May 4, 2011):

Votes For: 13,561,939
Votes Against: 2,243,716
Abstentions: 488,585
Broker Non-Votes: 1,974,279

4. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2011:

Votes For: 17,432,891
Votes Against: 807,712
Abstentions: 27,910

5. Advisory vote to approve the compensation of the Company's named executive officers for 2011:

Votes For: 11,188,351
Votes Against: 3,183,316
Abstentions: 1,922,567
Broker Non-Votes: 1,974,279

6. Advisory vote to determine the frequency with which shareholders will be entitled to vote on an advisory basis regarding the compensation of the Company's named executive officers:

Votes For Every Year: 12,609,935
Votes For Every 2 Years: 352,234
Votes For Every 3 Years: 1,818,774
Abstentions: 1,481,291

The Company has determined that the advisory vote on named executive officer compensation would be held every year until the next vote on the frequency of such advisory votes.

Item 9.01 Financial Statements and Exhibits.

3.1 Amended and Restated Code of Regulations of Materion Corporation
10.1 Amended and Restated Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated as of May 4, 2011).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 5, 2011	By:	/s/Michael C. Hasychak

Name: Michael C. Hasychak
Title: Vice President, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Code of Regulations of Materion Corporation
10.1	Amended and Restated Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated as of May 4, 2011).